INNOVATE / LICENSE / PROTECT

www.VringoIP.com

Investor Presentation

Vringo™

Cautionary Note Regarding Forward-Looking Statements: Statements in this presentation regarding the merger between Vringo, Inc. ("Vringo") and Innovate/Protect, Inc. ("Innovate/Protect"); the potential value created by the merger for our stockholders; the potential of the combined company's technology platform; our ability to raise capital to fund our combined operations and business plan; the continued listing of our securities on the NYSE MKT; market acceptance of our products; our ability to protect our intellectual property rights; competition from other providers and products; our ability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; the combined company's management and board of directors; and any other statements about our management team's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the inability to realize the potential value created by the merger for our stockholders; our inability to raise capital to fund our combined operations and business plan; our inability to maintain the listing of our securities on the NYSE MKT; the potential lack of market acceptance of our products; our inability to protect our intellectual property rights; potential competition from other providers and products; our inability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; and other risks and uncertainties more fully described in Vringo's Annual Report on Form 10-K for the year ended December 31, 2011, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and its Current Report on Form 8-K filed on July 20, 2012, each as filed with the U.S. Securities and Exchange Commission ("SEC"), as well as the other filings that Vringo makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the definitive proxy statement/prospectus filed with the SEC on June 21, 2012.

In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this presentation. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this presentation.

Safe Harbor Statement

Vringo™

Fast Facts

- **Founded:** 2006
- **Recent M&A:** Merged with Innovate / Protect in July 2012
- **Corporate Headquarters:** New York, NY
- **R&D Facilities:** Beit-Shemesh, Israel
- **Employees:** 27

Core Businesses

Technology Business

- Provide and license mobile video and social applications, services and software
- Develop, acquire and license applications and services which are distributed through carrier, handset and application store partners
- Intend to grow subscription services through mobile carrier partnerships

Intellectual Property Licensing

- Maximize the economic benefits of IP assets through licensing, customized technology solutions, strategic partnerships and litigation
- Grow IP portfolio through strategic acquisitions and internal development

Global Technology Platform

Rapidly Growing Applications and Service

Engineering team with proven ability to work with global partners


Facetones
1,000,000+ Downloads
Video Ringtones
400,000+ Subscribers
Vringo
Branded Apps
Heineken and Nokia
Reality TV App
Star Academy
Multiple Revenue Streams
Monthly Recurring
Software Licenses
Advertising
One-Time Fees

Key Customer/Distributor Relationships

Carrier Partnerships

verizon, etisalat, orange, maxis, vodafone, docomo

Handsets

ZTE中兴, NOKIA Connecting People

Content Providers

aniBOOM, PLUG RTL, TIESTO, ClassicMedia, INgrooves Fontana, oddcast

Advertising

millennialmedia, admob, commission junction, mobclix

Internet / Search Patent Portfolio

- Covers the ranking of search results and the placement of search advertising results
- Technology used to place high quality advertisements in the best positions, thereby generating substantial revenue
- Patents acquired from Lycos, where Andrew Lang served as Chief Technology Officer

Telecom Patent Portfolio

- 520+ patents and applications
  - 425 Patents granted, 95 patents pending
- Patented technology covers:
- Wireless Infrastructure
  - Communication Management, Data and Signal Transmission, Mobility Management, Radio Resources Management & Services
- Mobile Video Sharing, Application Installation & Advertising Click to Call

Vringo Internet / Search Portfolio

Litigation Strategy

- On September 15, 2011, I/P Engine filed a patent infringement lawsuit against five companies, including Google and AOL, in the Eastern District of Virginia
- The lawsuit alleges infringement of patents purchased from Lycos, Inc.
- Originally filed by Lycos in 1998
- The patented technology covers the placement of advertisements
- This technology is Google's "primary source of revenue"



Case 2:11-cv-00512-RAJ -FBS Document 1 Filed 09/15/11 Page 1 of 27 PageID# 1

FILED

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

2011 SEP 15 A 10:40

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

I/P ENGINE, INC.,

Plaintiff,

v.

AOL, INC.,
GOOGLE, INC.,
IAC SEARCH & MEDIA, INC.,
GANNETT COMPANY, INC., and
TARGET CORPORATION,

Defendants.

Civ. Action No. 2:11 cv 512 - RAJ/FBS

COMPLAINT

Jury Trial Demanded

Plaintiff I/P Engine, Inc. ("I/P Engine") hereby makes this complaint against Defendants AOL, Inc. ("AOL"), Google, Inc. ("Google"), IAC Search & Media, Inc. ("IAC"), Gannett Company, Inc. ("Gannett"), and Target Corporation ("Target") as follows:

Vringo™

I/P Engine's patents, acquired from Lycos, cover the combination of:

- An advertisement's content relevance to a search query
- Click-through rates from prior users relative to that advertisement


United States Patent

One example of Google's use of the patented keyword relevance technology

Quality Score is a measure of how relevant a keyword is to ad text and to what a user is searching for. The Quality Score for Google [includes]:

- The relevance of the keyword and the matched ad to the search query;
- The historical click through rate (CTR) of the keyword and the matched ad on the Google domain


Google
AdWords Help
Setup and basics
Understanding ad position
How ad position is determined

Google's Chief Economist explains the technology

- Hal Varian, Google's Chief Economist, Explains Search Advertising With Google: "What is Quality Score?"



http://www.youtube.com/watch?v=BSd_2gfsFCs

- Varian stated that Google's "primary source of revenue" comes from selling advertisements that are related to the search queries

Use of Patented Technology by Google

Vringo™

I/P Engine is seeking a reasonable royalty from each defendant for:


< the full past damages period, which under law, begins up to six years prior to filing the Complaint, September 15, 2005, through the conclusion of the trial, plus...
... the period through the remaining life of the patents in 2016 >
SEPT 2005
SEPT 2011
2016
Past Damages Period: Six Years Prior to Filing Complaint

A reasonable royalty award is typically determined by multiplying:

The infringer's total sales of the infringing product (normally the portion attributable to the invention) **X** A reasonable royalty rate **=** **AWARD**


SEP 15: Complaint filed
FEB 15: Scheduling order issued
JUN 4: Markman hearing
Jun 15: Markman ruling
OCT 16: Trial
SEP 2011
OCT 2011
NOV 2011
DEC 2011
JAN 2012
FEB 2012
MAR 2012
APR 2012
MAY 2012
JUN 2012
JUL 2012
AUG 2012
SEP 2012
OCT 2012
NOV 14: Answers filed
DEC: Document discovery began
APR 12: Opening claim construction briefs
SEP: Pre-trial and summary judgment motions
NOV 4: Joint stipulation
MAY 3: Reply claim construction briefs
MAY 17: Joint submission
SEP 4: End of fact discovery

- We expect the defendants will make several attempts to avoid trial
- The case is on the "Rocket Docket" in the Eastern District of Virginia
- During the Markman process, the court interpreted the patent claims and established the boundary markings of the claimed technologies
- Each claim comprises a set of limitations: specific terms or phrases that define the technology covered by the claim
- The parties will apply the claim construction when presenting the case to the jury

Timeline & Schedule

Proven Litigation Team

	Headlines	Result
David L. Cohen Head of Litigation & Licensing	Nokia, Apple Settle Patent Litigation (Forbes, 6/14/2011) Apple to Pay Nokia Big Settlement Plus Royalties in Patent Dispute (The Guardian, 6/14/2011)	**$715 million** settlement plus ongoing royalties[1]
Donald E. Stout Director & Chair, Intellectual Property Committee	NTP Rattles BlackBerry Users With 'Unthinkable' Shutdown Threat (Bloomberg, 12/15/2005) Settlement Reached in BlackBerry Patent Case (Associated Press/MSNBC, 3/3/2006)	**$612.5 million** licensing settlement
Dickstein Shapiro LLP I/P Litigation Counsel	J.&J. Unit Is Told to Pay $482 Million to New Jersey Doctor in Patent Case (The New York Times, 1/28/2011) Boston Scientific Loses $431 Million Verdict on Stent (Bloomberg, 2/12/2008)	**$900 million+** in jury awards

1. *Estimated, June 15, 2011, Alliance Bernstein analyst Pierre Ferragu.*

Vringo Telecom Infrastructure Portfolio

Significant Potential for Monetization

Portfolio Characteristics

- Portfolio covers wireless infrastructure
  - 432 Issued Patents
  - 75 Patent Applications
  - 124 Patent Families
  - 31 Families Declared Essential
- Patents from 31 families have been declared essential
- Majority of patents filed in late 1990's & early 2000's
- High level of forward citations
  - ✓Implication → Patents recognized by others in the industry as foundational
- Average remaining lifetime of patents is 6.7 years
  - ✓Implication → Strong candidates for litigation and licensing

Key Licensing Areas

- Communication Management
- Data and Signal Transmission
- Mobility Management
- Radio Resources Management
- Services

Taxonomy		Count of Patents in Individual Geographies							
Technology	Category	US	US Apps	DE	EP	Europe (FR, GB, IT, FI)	Asia (CH, JP, IND, KR)	Other Geographies	Total
Communication Management	Messaging	12	1	5	12	16	12	11	69
	Supplementary Services	11	1	3	12	8	13	3	51
Data and Signal Transmission	Compatibility	2	0	1	7	4	6	6	26
	Packet Data	10	1	2	8	6	8	1	36
	Routing/Switching	24	2	11	19	25	10	7	98
	Signaling	6	0	3	10	10	5	3	37
Mobility Management	Location Management	4	0	2	8	1	4	2	21
Radio Resources Management	Channel assignment	10	0	0	2	0	3	1	16
	Handoff	12	3	7	24	6	25	15	92
	Load balancing	3	0	1	1	1	0	0	6
	Packet Scheduling	3	0	0	3	0	0	0	6
Services	Mobile Transactions and Billing	4	2	1	4	5	2	0	18
	Notifications	2	3	0	3	0	0	0	8
	Other utilities	7	3	2	5	3	3	0	23
TOTAL		110	16	38	118	85	91	49	507

Portfolio Details

Vringo™

Patents from 31* Families have been Declared Essential to the Following Standards

Standard Organization	Standard	Generation	Number of Families	Description
European Telecommunication Standards Institute (ETSI)	GSM	2G, 2.5G, 3G, 4G	15	Originally a replacement for 1G, expanded to include GPRS, EDGE, UMTS, and now LTE Advance
International Telecommunication Union (ITU)	Q1238.2	2G, 2.5G, 3G	1	Intelligent Networks. Plays important part in 3G & pre-3G, not so much for 4G.
ETSI	WCDMA	3G	15	Also known as UMTS
Association of Radio Industries and Business (ARIB)	T63	3G	15	3G-GSM Technology as declared to ARIB, a Japanese Standardization Body
ARIB	T64(CDMA2000)	3G	4	3G-CDMA Technology as declared to ARIB, a Japanese Standardization Body
ATM	ATM	3G	1	A PSTN & ISDN based technology.
ETSI	Digital Enhance Cordless Communication (DECT)	3G	1	A standard primarily used for creating cordless phone systems. Dominant in Europe, Asia, and South America
International Telecommunication Union (ITU)	G.7041/Y.1303	3G	1	A multiplexing protocol standard mainly used in regenerators, multiplexers, and ATM based networks.
ETSI	LTE	4G	1	4G-LTE standard
ETSI	SAE	4G	1	A 3GPP-led development effort on LTE.
Internet Engineering Taskforce (IETF)	IETF	Internet Related	3	Internet-Related Standard
Open Mobile Alliance (OMA)	OMA	Mobile Services	1	A mobile services standard related to mobile broadcast.

*Some patents have been declared to multiple standards

Essential Patents Details

Vringo™

507 Total Patents and Applications


126
69
33
38
25
15
13
42
23
13
7

Andrew Perlman	Chief Executive Officer & Director	Former Head of Digital, Classic Media Former VP of Global Digital Business Development, EMI Music George Washington University, B.A.
Andrew "Ken" Lang	Chief Technology Officer, President & Director	Former CEO and CTO, Innovate/Protect Former CEO, Lightspace Former CTO, Lycos Duke University, B.S.; Carnegie Mellon University, M.S.
Alexander R. Berger	Chief Operating Officer, Secretary & Director	Former COO and CFO, Innovate/Protect Former VP, Hudson Bay Capital Former Aide, The White House George Washington University, B.A.
David L. Cohen	Head of Litigation & Licensing	Former Senior Litigation Counsel, Nokia Former Attorney, Skadden and Lerner David Johns Hopkins University, B.A., M.A.; Cambridge, M.Phil.; University College, London, M.A.; Northwestern University, J.D.
Clifford Weinstein	Executive Vice President	Former Partner, Maxim Group Fordham University, B.A.
Ellen Cohl, CPA, MBA	Chief Financial Officer & Treasurer	Former VP Finance, Virtual Communities (NASDAQ: VCIX) Former Auditor, Deloitte & Touche LLP New York University, B.S.; Baruch College CUNY, MBA

Management Team

Vringo™

Seth "Yossi" Siegel	Chairman	Co-Founder, The Beanstalk Group Co-Founder and Partner, Sixpoint Partners Cornell University, B.S.; Cornell Law School, J.D.
John Engelman	Director and Chair, Compensation Committee	Founder & CEO, Classic Media Former CEO, Broadway Video Harvard College, B.A.; Harvard Law School, J.D.
H. Van Sinclair	Director and Chair, Audit Committee	President & CEO, The RLJ Companies Former Acting President, Charlotte Bobcats Former Partner-in-Charge of Litigation, Arent Fox PLLC University of Rochester, B.A., M.B.A. George Washington University, J.D.
Donald E. Stout	Director and Chair, Intellectual Property Committee	Co-founder, NTP Inc. Partner, Antonelli Terry Stout & Kraus LLP Former patent examiner, USPTO Pennsylvania State University, B.S.; George Washington University, J.D.
Andrew Perlman	Chief Executive Officer & Director	
Andrew "Ken" Lang	Chief Technology Officer, President & Director	
Alexander R. Berger	Chief Operating Officer, Secretary & Director	

Board of Directors

Vringo™